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                SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549

                             FORM 8-K

                          CURRENT REPORT
                 PURSUANT TO SECTION 13 OR 15(d)
              OF THE SECURITIES EXCHANGE ACT OF 1934



                        December 15, 1997
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               (Date of earliest event reported)


                      Frederick Brewing Co.
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     (Exact name of registrant as specified in its charter)


Maryland                   0-27800                 52-1769647
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(State or other     (Commission File Number)       (IRS Employer
of incorporation)                               Identification No.)


4607 Wedgewood Blvd., Frederick, Maryland               21703
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(Address of principal executive offices)              (Zip Code)


                         (301) 694-7899
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       (Registrant's telephone number, including area code)


                         Not Applicable
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(Former name, former address and former fiscal year, if changed since last report)





                        Page 1 of 3 Pages
                 Exhibit Index appears on Page 2
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ITEM 5.  Other Events
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    On December 15, 1997, Frederick Brewing Co. (the "Company")
issued a press release (the "Press Release") announcing that the Company had entered into definitive agreements ("Agreements"), as of December 15, 1997, to acquire Wild Goose Brewery, Inc. of Cambridge, Maryland and to purchase certain assets of Brimstone Brewing Company, Inc. of Baltimore, Maryland, both transactions subject to certain conditions.

    The Press Release is attached as an exhibit to this report and is incorporated herein by reference.

Exhibits:
---------

         Exhibit Number                     Description
         --------------                     -----------


        20 Press Release issued by the Company on December 15, 1997 with respect to the Agreements



        99                       Safe Harbor Under the Private
                                 Securities Litigation Reform Act of
                                 1995.










                                -2-
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                             SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                        FREDERICK BREWING CO.



Date:  January 8, 1998       By:  /s/ Kevin E. Brannon
                                 ------------------------
                                 Kevin E. Brannon
                                 Chief Executive Officer
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